Exhibit 10.40

                                 FIRST AMENDMENT
                                       TO
                           PURCHASE AND SALE AGREEMENT

     This First Amendment (Amendment) is to the Purchase and Sale Agreement entered into on August, 16, 2000 (Agreement) by and between ILX Resort Incorporated (Buyer) and Las Vegas Golf Center, LLC (Seller).

                                    RECITALS:

A. The Agreement contemplated that Buyer would receive approval on a timely basis from the Federal Aviation Administration (FAA) fiat the development of the proposed facilities on the Property.

B. Approval has not been secured from the FAA. Buyer has agreed to work diligently on securing such approval but requires extensions of time on certain dates in the Agreement.

C.   Seller has agreed to provide these extensions of time.

                            IT IS AGREED AS FOLLOWS:

1. END OF DUE DILIGENCE PERIOD. The end of the Due Diligence period is extended through April 20, 2001.

2. FUNDS IN ESCROW. The $12,500 Earnest Money in escrow shall be released to Seller on February 16, 2001 as scheduled.

3.   CLOSING DATE. The Closing Date is extended through April 30, 2001.

4. FAA Approval. At Buyer's expense, Buyer will work diligently and spend amounts that are reasonably necessary in an attempt to secure FAA approval of the Commercial Facilities (as such term is defined in the First Amendment In Total to Master Lease by and between Clark County, Nevada and Buyer).
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5.   Buyer  agrees  that  Seller  shall  be  allowed  to cease  to  operate  the businesses located on the Property at any time, provided however that such action does not adversely affect the decision of McCarran International Airport to approve the Purchase and Sale transaction herein contemplated,

6. FULL FORCE AND EFFECT. Except as modified by this Amendment, the Agreement remains in foil force and effect.

BUYER:                                  SELLER/LEASEHEOLDER:

ILX RESORTS INCORPORATED                LAS VEGAS GOLF CENTER, LLC,
an Arizona corporation                  a Nevada limited liability company

By: /s/ Joseph P. Martori               By: /s/ Lodwrick Cook
    ------------------------------          ------------------------------------
    Joseph P. Martori                       Lodwrick Cook

Its Chairman of the Board               Its Managing Member

Date: February 15, 2001                 Date: February 15, 2001

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